Revolving Credit	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Revolving Credit	Revolving Credit
On August 17, 2020, the Company initially entered into a credit agreement for a $50 million revolving credit facility with an option to increase to $75 million, subject to satisfaction of certain conditions. On September 13, 2021, the Company amended its revolving credit facility increasing the amount from $50 million to $125 million with the option to increase by $25 million, the option subject to satisfaction of certain conditions (the “Facility”). The Facility is secured by all of the Company’s assets and has a 4-year term, extendable through mutual agreement between Nomad and the lenders. Drawn funds bear interest at a US base rate or LIBOR (or a successor rate when the LIBOR will no longer be available) plus applicable margins between 2.25% and 4.00% depending on the Company’s leverage ratio. The Facility is also subject to a standby fee of 0.5063% to 0.9000% depending on the Company's leverage ratio. Deferred financing costs are classified as Other assets and are amortized over the term of the Facility. For the year ended December 31, 2021, amortization of $353,000 ($105,000 for the year ended December 31, 2020) was recorded as Finance costs.

In connection with the acquisitions of the Platreef Gold Stream, the Greenstone Gold Stream and the interest in CMC described in Note 9, the Company drew down an amount of $68.75 million under the Facility to satisfy the purchase prices payable in cash. As per the Facility, the drawn funds bear interest at LIBOR plus a margin of 2.25%. For the year ended December 31, 2020, no amount was drawn under the Facility.
In connection with the Facility, the Company is subject to certain covenants, including the Company's leverage ratios and certain other non-financial requirements. As at December 31, 2021, the Company is in compliance with all covenants under the Facility.